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                           THE YORK NEWSPAPER COMPANY


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                             PARTNERSHIP AGREEMENT


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                          DATED AS OF JANUARY 13, 1989


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                                                                            PAGE

                               1. THE PARTNERSHIP

1.1   Partners.................................................................1
1.2   Name and Principal Office................................................1
1.3   Purpose of Partnership...................................................1
1.4   Commencement; Term.......................................................1
1.5   Definitions - General....................................................2

        2. PARTNERSHIP INTERESTS, CONTRIBUTIONS AND DISTRIBUTIONS

2.1   Partnership Interests....................................................9
2.2   Capital Contributions and Maintenance of Capital Accounts................9
2.3   Distributions of Net Cash From Operations and Allocations of
      Net Income or Net Loss..................................................10
2.4   Special Allocations.....................................................10
2.5   Other Allocation Rules..................................................11
2.6   Binding Effect of Allocations...........................................12
2.7   Expenses Incurred Prior to the Formation of the Partnership.............12
2.8   Distributions to Partners; Funding of Losses............................12

                     3. MANAGEMENT OF THE PARTNERSHIP

3.1   Controlling Partner.....................................................12
3.2   Partner Representatives.................................................13
3.3   The Third Party.........................................................13
3.4   Meetings and Action of the Partner Representatives......................13
3.5   Actions by Partners.....................................................14
3.6   President and Other Management Personnel................................15
3.7   Indemnification.........................................................16

                   4. TRANSFER OF PARTNERSHIP INTERESTS

4.1   Prohibited Transfers....................................................18
4.2   Conditions to Transfer..................................................19

            5. DISSOLUTION AND TERMINATION OF THE PARTNERSHIP

5.1   Term....................................................................19
5.2   Termination of this Agreement; Dissolution of the Partnership...........20
5.3   Termination at End of Term..............................................22

                             6. MISCELLANEOUS

6.1   Notices.................................................................23
6.2   Non-Assignability.......................................................23
6.3   Entire Understanding....................................................23

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                                                                            PAGE

6.4   Headings................................................................23
6.5   Governing Law...........................................................23
6.6   Modification............................................................24
6.7   Severability............................................................24
6.8   Specific Performance....................................................24
6.9   No Third-Party Beneficiaries............................................24
6.10  No Waiver...............................................................24
6.11  Variation of Pronouns...................................................25
6.12  Survival................................................................25
6.13  Priority of Interpretation..............................................25

                             PARTNERSHIP AGREEMENT


     This PARTNERSHIP AGREEMENT (the "Agreement"), dated as of January 13, 1989,

is entered into by and between  York  Newspapers,  Inc., a Delaware  corporation

("YNI") and a  wholly-owned  subsidiary  of Garden  State  Newspapers,  Inc.,  a

Delaware  corporation  ("Garden")  and  York  Daily  Record,  Inc.,  a  Delaware

corporation  (the  "Record")  and  an  eighty  percent  subsidiary  of  Carlsbad

Publishing Co., a Washington corporation ("Carlsbad").

1.   THE PARTNERSHIP.

     1.1  PARTNERS.   The  Record  and  YNI   (individually,   a  "Partner"  and

collectively,  the "Partners") hereby form a general  partnership under the laws of the Commonwealth of Pennsylvania (the  "Partnership") for the purposes and on the terms set forth herein.

     1.2  NAME AND PRINCIPAL  OFFICE.  The name of the Partnership shall be "THE

YORK NEWSPAPER COMPANY" or such other name as shall be mutually agreeable to the

Partners.  The Partnership  shall do business under the name "THE YORK NEWSPAPER

COMPANY" and its  principal  office shall be located in York,  Pennsylvania,  or

such  other  place  as  the  Partners   shall   designate  from  time  to  time.

     1.3  PURPOSE OF PARTNERSHIP. The purpose of the Partnership shall be (i) to be the agency (as that term is defined in the Joint Operating  Agreement,  dated the date hereof,  among the Record,  YNI and the Partnership (the "JOA")) and to

conduct all the activities,  have all of the rights and powers,  and perform all of the duties and obligations, of the Agency set forth in the JOA and (ii) to do any act and thing and to enter into any contract  incidental  to, or  necessary,

proper or advisable  for, the  accomplishment  of such  purposes,  to the extent permitted by law.

     1.4  COMMENCEMENT;  TERM. The Partnership shall commence on the date hereof and continue for a term ending at the close  business on the last day of the one hundredth full fiscal year of the  Partnership  following the Effective Date (as

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that term is defined in the JOA), unless earlier  dissolved  pursuant to Section

5.2 hereof, or unless continued in accordance with the following. This Agreement shall  automatically  renew for succeeding  renewal periods of twenty-five years each,  unless  either of the  Partners  notifies  the other at least  five years before the end of the initial  period,  or at least five years before the end of the then current renewal period, of the election of the party giving such notice to terminate this Agreement.  If such notice is given, then this Agreement shall terminate at the end of the initial  period or the then current  renewal  period during which such notice is given.

     1.5  DEFINITIONS  - GENERAL.  Capitalized  words and  phrases  used in this

Agreement have the following meanings:

          (a)  "Act"  means the  Pennsylvania  Uniform  Partnership  Act, as set forth in 59 Pa. Stat. Ann. Section 301 ET SEQ., as amended from time to time (or any corresponding provisions of succeeding law).

          (b)  "Affiliate"  means,  with  respect to any Person,  (i) any Person directly or indirectly  controlling,  controlled by or under common control with such Person,  (ii) any Person owning or  controlling  ten percent or more of the outstanding  voting  securities of such Person,  (iii) any officer,  director or general partner of such Person, or (iv) any Person who is an officer,  director,

general  partner,  trustee  or  holder  of ten  percent  or more  of the  voting securities  of any  Person  described  in  clauses  (i)  through  (iii)  of this sentence.

          (c)  "Agreement" or  "Partnership  Agreement"  means this  Partnership

Agreement, as amended from time to time. Words such as "herein,"  "hereinafter,"

"hereof,"  "hereto," and "hereunder" refer to this Agreement as a whole,  unless the context otherwise requires.

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          (d)  "Capital Account" means, with respect to any Partner, the Capital

Account maintained for such Partner in accordance with the following provisions:

               (1)  To each  Partner's  Capital  Account there shall be credited such Partner's  Capital  Contributions,  such  Partner's  distributive share of Net  Income  and any  items in the  nature  of income or gain which are specially  allocated pursuant to Section 2.4 hereof, and the amount of any Partnership liabilities assumed by such Partner or which are secured by any Partnership Property distributed to such Partner.

               (2) To each Partner's Capital Account there shall be debited the amount of cash and the Gross Asset Value of any  Partnership  Property distributed  to  such  Partner  pursuant  to  any  provision  of  this

          Agreement, such Partner's distributive share of Net Loss and any items in the nature of  expenses  or losses  which are  specially  allocated pursuant to Section 2.4 hereof,  and the amount of any  liabilities of such Partner  assumed by the  Partnership  or which are secured by any property contributed by such Partner to the Partnership.

               (3)  In the event any interest in the  Partnership is transferred in accordance with the terms of this Agreement,  the transferee  shall succeed to the Capital  Account of the  transferror to the extent that it relates to the transferred interest.

               (4)  In  determining  the amount of any liability for purposes of

          Sections  1.5(d)(1)  and 1.5(d)(2)  hereof,  there shall be taken into account Code Section 752(c) and any other applicable provisions of the

          Code and Treasury Regulations.

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          The foregoing  provisions  and the other  provisions of this Agreement relating to the  maintenance  of Capital  Accounts  are  intended to comply with

Treasury Regulations Section 1.704-1(b), and shall be interpreted and applied in a manner consistent with such Treasury  Regulations.  In the event the President shall  determine  that it is prudent  to modify the manner in which the  Capital

Accounts,  or any  debits or credits  thereto  (including,  without  limitation,

debits or credits  relating to  liabilities  which are secured by contributed or distributed  property or which are assumed by the Partnership or Partners),  are computed in order to comply with such  Treasury  Regulations,  the President may make such modification,  subject to Section 5.1(h)(ii) of the JOA, provided that the  modification  is not  likely  to  have a  material  effect  on the  amounts distributable  to any Partner  pursuant to Section 5 hereof upon the dissolution of the Partnership. Subject to Section 5.1(h)(ii) of the JOA, the President also shall make any appropriate  modifications required if unanticipated events occur

that  might   otherwise  cause  this  Agreement  not  to  comply  with  Treasury

Regulations Section 1.704-1(b) .

          (e)  "Capital  Contribution" means the amount of money and the initial

Gross  Asset  Value  of any  property  (other  than  money)  contributed  to the

Partnership  with respect to the interests in the Partnership of each Partner in accordance with Sections 1.4, 1.5, and 1.7 of the JOA.

          (f)  "Code" means the Internal  Revenue Code of 1986,  as amended from time to time (or any corresponding provisions of succeeding law).

          (g)  "Depreciation"  means,  for each fiscal year or other period,  an amount equal to the depreciation,  amortization or other cost recovery deduction allowable with respect to an asset for such year or other period, except that if the Gross Asset Value of an asset  differs from its  adjusted  basis for federal income tax purposes at the beginning of such year or other period, Depreciation shall be an amount which bears the same ratio to such beginning Gross Asset

Value as the  federal  income  tax  depreciation,  amortization  or  other  cost recovery  deduction  for such  year or  other  period  bears  to such  beginning adjusted tax basis.

          (h)  "Gross Asset Value" means, with respect to any asset, the asset's adjusted basis for federal income tax purposes, except as follows:

               (1)  The initial Gross Asset Value of any asset  contributed by a

          Partner to the  Partnership  shall be the gross fair  market  value of such asset, as determined pursuant to the JOA;

               (2)  The Gross Asset  Values of all  Partnership  assets shall be adjusted  to equal  their  respective  gross fair  market  values,  as determined  pursuant to Section  1.6 of the JOA,  as of the  following

          times:   (i)  the  acquisition  of  an  additional   interest  in  the

          Partnership by any new or existing Partner in exchange for more than a

          DE  MINIMIS  Capital  Contribution;   (ii)  the  distribution  by  the

          Partnership  to a  Partner  of  more  than  a  DE  MINIMIS  amount  of

          Partnership   Property  as  consideration   for  an  interest  in  the

          Partnership  if  the  President   reasonably   determines   that  such

          adjustment  is  necessary  or  appropriate  to  reflect  the  relative economic  interests  of the  Partners in the  Partnership,  subject to

          Section  5.1(h)(ii)  of the JOA;  and  (iii)  the  liquidation  of the

          Partnership  within  the  meaning  of  Treasury   Regulations  Section

          1.704-1(b)(2)(ii)(G);

               (3)  The Gross Asset Value of any Partnership  asset  distributed to any Partner  shall be the gross fair market  value of such asset on the date of distribution; and

               (4)  The  Gross  Asset  Values  of  Partnership  assets  shall be increased (or  decreased) to reflect any  adjustments  to the adjusted basis of such assets  pursuant to Code Section  734(b) or Code Section

          743(b),  but only to the extent that such  adjustments  are taken into

          account  in  determining   Capital   Accounts   pursuant  to  Treasury

          Regulations  Section  1.704-1(b)(2)(iv)(M)  and Section 2.4(d) hereof;

          provided,  however,  that Gross  Asset  Values  shall not be  adjusted pursuant  to  this  Section  1.5(h)(4)  to the  extent  the  President determines that an adjustment  pursuant to Section 1.5(h)(2) hereof is necessary or appropriate in connection  with a transaction  that would otherwise result in an adjustment  pursuant to this Section 1.5(h)(4),

          subject to Section 5.1(h)(ii) of the JOA.

               (5)  If the Gross Asset Value of an asset has been  determined or adjusted  pursuant  to  Sections  1.5(h)(1),  1.5(h)(2)  or  1.5(h)(4)

          hereof,  such Gross Asset Value  shall  thereafter  be adjusted by the

          Depreciation  taken  into  account  with  respect  to such  asset  for purposes of computing Net Income or Net Loss.

          (i)  "JOA" means that certain Joint Operating  Agreement  entered into by and among The York Daily Record,  Inc., York  Newspapers,  Inc., and The York

Newspaper Company on the date hereof combining the business  functions,  but not news and editorial functions, of the Partners.

          (j)  "Net Cash From  Operations"  means the gross cash  proceeds  from

Partnership  operations  less  the  portion  thereof  used  to pay or  establish reserves for all  Partnership  expenses,  debt payments,  capital  improvements,

replacements,  and contingencies,  all as determined by the President. "Net Cash

From  Operations"  shall not be  reduced  by  depreciation,  amortization,  cost recovery deductions or similar allowances.

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          (k)  "Net Income" and "Net Loss" means,  for each fiscal year or other period,  an amount equal to the  Partnership's  taxable  income or loss for such year or period,  determined  in  accordance  with Code Section  703(a) (for this purpose,  all items of income,  gain,  loss or  deduction  required to be stated

separately  pursuant  to Code  Section  703(a)(1)  shall be  included in taxable income or loss), with the following adjustments:

               (1)  Any income of the  Partnership  that is exempt from  federal income tax and not  otherwise  taken into  account  in  computing  Net

          Income or Net Loss  pursuant to this Section  1.5(k) shall be added to such taxable income or loss;

               (2)  Any  expenditures  of  the  Partnership  described  in  Code

          Section   705(a)(2)(B)   or  treated  as  Code  Section   705(a)(2)(B)

          expenditures     pursuant    to    Treasury     Regulations    Section

          1.704-1(b)(2)(iv)(I),   and  not  otherwise   taken  into  account  in

          computing Net Income or Net Loss pursuant to this Section 1.5(k) shall be subtracted from such taxable income or loss;

               (3)  In the event the Gross Asset value of any Partnership  asset is adjusted pursuant to Sections  1.5(h)(2) or 1.5(h)(3)  hereof,  the amount of such adjustment  shall be taken into account as gain or loss from the  disposition  of such asset for  purposes  of  computing  Net

          Income or Net Loss.

               (4)  Gain or loss resulting  from any  disposition of Partnership

          Property with respect to which gain or loss is recognized  for federal income tax purposes  shall be computed by reference to the Gross Asset

          Value of the property disposed of,  notwithstanding  that the adjusted tax basis of such property differs from its Gross Asset Value:

               (5)  In lieu of the  depreciation,  amortization,  and other cost recovery  deductions  taken into  account in  computing  such  taxable income or loss,  there shall be taken into  account  Depreciation  for such fiscal year or other period,  computed in accordance with Section

          1.5(g) hereof; and

               (6)  Notwithstanding  any other provision of this Section 1.5(k),

          any items which are specially allocated pursuant to Section 2.4 hereof shall not be taken into account in computing Net Income or Net Loss.

          (l)  "Partners"  means the Record  and YNI,  where no  distinction  is required by the context in which the term is used  herein.  "Partner"  means any one of the Partners.

          (m)  "Partnership"  means the partnership  continued  pursuant to this

Agreement and the partnership continuing the business of this Partnership in the event of dissolution as herein provided.

          (n)  "Partnership  Property"  means  all  real and  personal  property acquired by or contributed to the Partnership and any improvements  thereto, and shall include both tangible and intangible property.

          (o)  "Person" means any individual, partnership, corporation, trust or other entity.

          (p)  "Property" means the property which will be acquired and operated by or contributed to the  Partnership in accordance with Sections 1.4 and 1.5 of the JOA.

          (q)  "Treasury   Regulations"   means  the  Income   Tax   Regulations

promulgated  under the Code,  as such Treasury  Regulations  may be amended from

time  to  time  (including   corresponding  provisions  of  succeeding  Treasury

Regulations).

2.   PARTNERSHIP INTERESTS, CONTRIBUTIONS AND DISTRIBUTIONS.

     2.1  PARTNERSHIP  INTERESTS.  Except as otherwise expressly provided herein or in the  JOA,  the  respective  interests  of  the  Partners  in  the  assets,

liabilities,  profits and losses of the Partnership (the "Partnership Interest")

shall be as follows:

                       Record:            42.5%

                       YNI:               57.5%

Each Partner shall have at all times an interest as a tenant in  partnership  in the assets and properties of the Partnership  equal to its Partnership  Interest and neither  Partner shall have any separate  right,  title or interest in or to any asset or property of the Partnership.

     2.2  CAPITAL CONTRIBUTIONS AND MAINTENANCE OF CAPITAL ACCOUNTS.

          (a)  Between  the date hereof and the  Effective  Date,  each  Partner shall  contribute  funds for the interim funding of the Partnership as set forth in Section 1.7 of the JOA. On the Effective Date, each Partner shall  contribute to the  Partnership  the fair market value  (determined  in accordance  with the valuation  procedures  set forth in Section 1.6 of the JOA) of  non-cash  assets required  to be  contributed  by such  Partner to the  Partnership  pursuant  to

Sections  1.4 or 1.5 of the JOA, as the case may be, plus the amount of cash (if any)  required  to be  contributed  pursuant  to  Section  1.6(d)  of  JOA.  The

Partnership shall assume the current liabilities of such Partner as set forth in

Sections 1.4 or 1.5 of the JOA, as the case may be.

          (b)  Each Partner's  Capital Account shall be maintained in accordance with Section 1.5(d) hereof.

          (c)  No  interest  shall  be paid by the  Partnership  on any  capital contributed to the Partnership unless the Partners otherwise agree.

     2.3 DISTRIBUTIONS OF NET CASH FROM OPERATIONS AND ALLOCATIONS OF NET INCOME OR NET LOSS.

          (a)  Net Cash From Operations  shall be distributed to each Partner at such times and in such  amounts as is provided in Sections  4.1(c) and 4.2(b) of the JOA.

          (b)  Except as provided in Section 2.4 hereof, Net Income and Net Loss shall  be  allocated  to  the  Partners  in  accordance  with  their  respective

Partnership Interests.

     2.4  SPECIAL ALLOCATIONS.

          (a)  In the event that any payments  received by either or both of the

Partners  from  the  Partnership  pursuant  to the  General  and  Administrative

Services  Contract  dated as of January 13, 1989, and Section 6.1 of the JOA are not deemed to be received in a transaction  between the  Partnership  on the one hand, and the Partners on the other, in a capacity other than as a member of the

Partnership in accordance with Code Section 707(a)(1) or Code Section 707(c), an amount  equal  to the  payments  shall be  specially  allocated  to the  Partner receiving such payments (as an item in the nature of income or gain).

          (b)  In the event that any payments  received by the Partners from the

Partnership  pursuant to Section  2.4(b)(iii)  of the JOA,  relating to the Page

Credit,  are not deemed to be received in a transaction  between the Partnership on one hand, and the Partners on the other, in a capacity other than as a member of the  Partnership  in accordance  with Code Section  707(a)(1) or Code Section

707(c),  an amount  equal to the payments  shall be  specially  allocated to the

Partner receiving such payments (as an item in the nature of income or gain).

          (c)  In the  event  that  any  payments  paid by the  Partners  to the

Partnership  pursuant to Section 2.4(c) of the JOA, relating to the Total Excess

Page Charge,  or Section  2.4(e) of the JOA,  relating to the Total Excess Color

Charge,  are not deemed to be received in a transaction  between the Partnership on one hand, and the Partners on the other, in a capacity other than as a member of the Partnership in accordance with Code Section 707(a)(1) or Code Section

707(c),  an amount  equal to the payments  shall be  specially  allocated to the

Partner making such payment (as an item in the nature of deduction or loss).

          (d)  To the  extent an  adjustment  to the  adjusted  tax basis of any

Partnership  asset  pursuant to Code Section  734(b) or Code  Section  743(b) is required to be taken into account in determining  Capital  Accounts  pursuant to

Treasury Regulations Section 1.704-1(b)(2)(iv)(M), the amount of such adjustment to the Capital  Accounts  shall be treated as an item of gain (if the adjustment increases  the basis of the  asset) or loss (if the  adjustment  decreases  such basis.  Such gain or loss shall be  specially  allocated  to the  Partners  in a manner  consistent with the manner in which their Capital  Accounts are required to be adjusted pursuant to the Treasury Regulations.

     2.5 OTHER ALLOCATION RULES.

          (a)  In the event additional  Partners are admitted to the Partnership pursuant  to Section  4.1 hereof,  the Net Income or Net Loss  allocated  to the

Partners  for such  fiscal  year  shall  be  allocated  among  the  Partners  in proportion  to the  Partnership  Interest  each Partner  holds from time to time during  such  fiscal  year in  accordance  with  Code  Section  706,  using  any convention  permitted by law and selected by the  President,  subject to Section

5.1(h)(ii) of the JOA.

          (b)  In  accordance   with  Code  Section   704(c)  and  the  Treasury

Regulations  thereunder,  income,  gain, loss, and deduction with respect to any property  contributed to the capital of the  Partnership  shall,  solely for tax purposes, be allocated among the Partners so as to take account of any variation between  the  adjusted  basis of such  property to the  Partnership  for federal income tax purposes and its initial  Gross Asset Value  (computed in  accordance with  Section  1.5(h)  hereof).  In the  event  the  Gross  Asset  Value  of any

Partnership asset is adjusted  pursuant to Section 1.5(h)(2) hereof,  subsequent allocations among the Partners of income, gain, loss, and deduction with respect to such asset shall take account of any variation between the adjusted basis of such asset for federal income tax purposes and its Gross Asset Value in the same manner  as  required  by  Code  Section  704(c)  and  the  Treasury  Regulations

thereunder.  Any elections or other decisions relating to such allocations shall be made by the President;  subject to Section 5.1(h)(ii) of the JOA. Allocations pursuant to this Section 2.5(b) are solely for purposes of federal,  state,  and local  taxes  and shall  not  affect,  or in any way be taken  into  account  in computing,  any Partner's  Capital  Account or share of Net Income,  Net Loss or other items of distributions pursuant to any provision of this Agreement.

     2.6  BINDING  EFFECT OF  ALLOCATIONS.  The Partners are aware of the income tax  consequences of the allocations  made by this Section 2 and hereby agree to be bound by the  provisions  of this  Section  2 in  reporting  their  shares of

Partnership income and loss for income tax purposes.

     2.7  EXPENSES  INCURRED  PRIOR  TO THE  FORMATION  OF THE  PARTNERSHIP.  No

expense or obligation  incurred for services  performed or products  supplied by either Partner prior to the formation of the Partnership  shall be considered to be a  contribution  or loan to, or made on behalf  of, the  Partnership,  unless otherwise provided in the JOA or by agreement of the Partners.

     2.8  DISTRIBUTIONS TO PARTNERS;  FUNDING OF LOSSES. Cash and other property shall be  distributed by or withdrawn  from the  Partnership,  and losses of the

Partnership  shall be funded,  on the terms and conditions  (and pursuant to the procedures) set forth in the JOA.

 3.  MANAGEMENT OF THE PARTNERSHIP

     3.1  CONTROLLING PARTNER.  YNI shall be the controlling partner,  except in matters requiring Joint Action Without Recourse,  as set forth in Section 5.1(g)

of the JOA, and Joint Action With  Recourse,  as set forth in Section  5.1(h) of the  JOA  (collectively,  "Joint  Action").  In all  matters  other  than  those requiring Joint Action, the decision of YNI shall be final, conclusive, and binding upon the Partners and the Partnership. The Record shall be consulted in such matters; provided that YNI may choose to disregard the advice of the Record in its sole and absolute discretion.

     3.2  PARTNER   REPRESENTATIVES.   The   Partners   will  each  appoint  one

representative  to the  Partnership,  neither  of whom will be  employed  by the

Partnership.  In addition,  the Partners shall jointly  appoint a third party to serve as a representative as set forth in Section 3.3 hereof. Collectively,  the representatives  appointed  by the  Partners  are  referred  to as the  "Partner

Representatives." The initial Partner  Representatives shall be appointed by the

Partners  on or prior to the date  hereof.  Except as  provided  in Section  3.3 hereof, each Partner Representative shall hold office until he shall die, resign or be removed  (with or  without  cause),  by the  Partner  that he  represents,

whereupon  such Partner shall appoint such Partner  Representative's  successor.

Each Partner  Representative shall have one (1) vote as set forth in Section 5.1 hereof.

     3.3  THE THIRD PARTY.  Both Partners shall agree upon the choice of a third party (the "Third  Party"),  who is not and has not been  affiliated with either

Partner and who is, or has been, active in newspaper management. The Third Party shall be  entitled  to vote only in the event of a deadlock  between the Partner

Representatives in a matter requiring joint Action With Recourse as set forth in

Section 5.1 hereof;  otherwise, the Third Party shall not be entitled to vote on any joint  Action.  If the Partners  cannot reach  agreement on the Third Party,

they  shall  jointly  request  that  the  President  of the  American  Newspaper

Publisher's  Association  select a  qualified  individual  to serve as the Third

Party.

     3.4  MEETINGS AND ACTION OF THE PARTNER REPRESENTATIVES.

          (a)  The  initial  meeting of the Partner  Representatives  shall take place  at  such  time  and  place  as the  Partners  shall  agree.  The  Partner

Representatives  may establish meeting dates and requisite notice  requirements,

adopt rules of procedure consistent herewith, and may meet by means of a conference telephone or similar communications equipment allowing all persons participating in the meeting to hear each other at the same time.

          (b)  The President  may call a meeting of the Partner  Representatives and the President to discuss  decisions  requiring Action on thirty days' notice

("Agency Meeting") and the Partner Representatives shall be present in person or by proxy. With respect to Partnership business specifically,  but on any matter,

either Partner may call a meeting of the Partner  Representatives  alone, or the

Partner  Representatives  and  the  President,  on  15  days'  notice  ("Partner

Meeting").  The Partner  Representatives shall be present in person or by proxy;

the  President  shall attend in person,  unless the  President  has a reasonable excuse, in which case the President shall appoint a proxy.

     3.5  ACTIONS BY PARTNERS.

          (a)  The Partner  Representatives  shall have no power, without action by the Partners themselves,  (i) to amend this Agreement; (ii) to act other than in accordance  with the purposes of the  Partnership as set forth in Section 1.3 hereof;  (iii)  to  admit  a new  partner;  (iv) to  merge  or  consolidate  the

Partnership with any other entity; or (v) to dissolve the partnership.

          (b)  No Partner  shall,  except as authorized by this  Agreement or by the JOA, take any action or assume any  obligations  or liabilities on behalf of the Partnership.

          (c)  Nothing in this Agreement or in the JOA shall be construed to (i)

restrict or prohibit  either  Partner or any  Affiliate  of either  Partner from carrying  on any  business  or  activity,  whether or not any such  business  or activity  is  competitive  with the  business  of the  Partnership  except  that

(subject to the  immediately  following  sentence)  neither Partner shall use or permit  any  Affiliate  to use any of their  respective  Names  (as  defined  in

Sections  1.4(b)(1) and 1.5(b)(1) of the JOA) in connection with the printing or distribution  of a daily  newspaper,  the  dissemination  of  news or  editorial information,  or the sale or dissemination  of advertising,  in each case in the

York,  Pennsylvania  metropolitan  area,  or otherwise in  competition  with the activities  of the  Partnership  contemplated  or  permitted by the JOA, or (ii)

except as  specifically  provided in this Agreement or the JOA, create or be the occasion of the existence of any fiduciary or other obligation of either Partner

(or  Affiliate of such Partner) to the other Partner (or Affiliate of such other partner).  Nothing in this Agreement or the JOA (including,  without limitation,

the  immediately  preceding  sentence)  shall in any way  restrict,  prohibit or impair the right of each  Partner  to sell or  otherwise  license  its own news,

editorial and feature  content to wire services or otherwise for its own account as it deems in its best interest.

          (d)  Each Partner  shall give full  information  to the other  partner regarding letters,  accounts,  writings or other things that shall come into its possession or to its knowledge concerning the Partnership.

     3.6  PRESIDENT AND OTHER MANAGEMENT  PERSONNEL.  The initial  President and all successor  Presidents shall be appointed,  removed and replaced pursuant to,

and in the manner  set forth in,  the JOA.  The  President  shall also  appoint,

remove (with or without cause) and replace such other management personnel as he deems necessary, proper or advisable. The President shall be responsible for the day-to-day  management of the operations and activities of the Partnership  and,

in addition to the specific authorizations contained in this Agreement, shall be authorized  to conduct and  transact  the  business of the  Partnership  and, to execute in the name and on behalf of the  Partnership  all such  instruments and documents  and to do all such  acts  and  things  as may be  incidental  to,  or necessary,  proper  or  advisable  for,  the  conduct  and  transaction  of such business. Notwithstanding the foregoing, approval of the Partner Representatives shall be required with respect to the actions  described in the JOA as requiring

Joint  Action.  The President and the other  management  personnel  shall act in accordance with the decisions of the Partner  Representatives  and shall have no
authority  to  take  any  action   requiring   prior  approval  of  the  Partner

Representatives   without   first   obtaining   the   approval  of  the  Partner

Representatives.

     3.7  INDEMNIFICATION.

          (a)  The Partnership shall indemnify any person made, or threatened to be made, a party to an action or proceeding,  whether brought by a Partner or an

Affiliate of a Partner or any other person, whether civil or criminal, including an action by or on behalf of any other corporation of any type or kind, domestic or foreign, or any partnership,  joint venture,  trust, employee benefit plan or other enterprise,  which any Partner Representative,  the Third Party or officer of the Partnership served in any capacity at the request of the Partnership,  by reason of the fact  that he,  his  testator  or  intestate,  is or was a Partner

Representative, the Third Party or an officer of the Partnership, or served such other corporation,  partnership,  joint venture, trust, employee benefit plan or other  enterprise in any capacity,  against  judgments,  fines,  amounts paid in settlement  and  reasonable  expenses,  including  attorneys'  fees actually and necessarily  incurred  as a result of such action or  proceeding,  or any appeal therein, if such Partner  Representative,  Third Party or officer acted, in good faith,  for a purpose which he reasonably  believed to be in, or, in the case of service for any other  corporation or any  partnership,  joint  venture,  trust,

employee benefit plan or other enterprise, not opposed to, the best interests of the Partnership  and, in criminal  actions or proceedings,  in addition,  had no reasonable cause to believe that his conduct was unlawful.

          (b)  The   termination  of  any  such  civil  or  criminal  action  or

proceeding  by  judgment,  settlement,   conviction  or  upon  a  plea  of  nolo

contendere, or its equivalent, shall not in itself create a presumption that any such Partner Representative,  Third Party or officer did not act, in good faith,

for a purpose which he reasonably  believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interest of the

Partnership  or that he had  reasonable  cause to believe  that his  conduct was unlawful.

          (c)  For the purpose of this  Section 3.7,  the  Partnership  shall be deemed to have  requested a person to serve an employee  benefit  plan where the performance  by such  person  of his  duties  to the  Partnership  also  imposes fiduciary duties on, or otherwise involves services by, such person with respect to the plan or participants or beneficiaries of the plan.  Excise taxes assessed on a person with respect to an employee  benefit plan pursuant to applicable law shall be considered  fines, and action taken or omitted by a person with respect to an employee  benefit plan in the  performance  of such person's  duties for a purpose  reasonably  believed  by  such  person  to be in  the  interest  of the participants and beneficiaries of the plan shall be deemed to be a purpose which is not opposed to the best  interests of the  partnership.

          (d)  Indemnification  under  this  Section  3.7  shall  be made by the

Partnership in any specific case only:

               (1)  If the beneficiary thereof shall have prevailed in an action or  proceeding  brought  against  him or shall have been found to have acted in compliance with the applicable  standard of conduct set forth in this Section 3.7; or

               (2)  If YNI receives an opinion in writing of  independent  legal counsel that  indemnification  is proper in the circumstances  because the  applicable  standard of conduct set forth in this Section 3.7 has been met by such Partner Representative, Third Party or officer.

          (e)  The Partnership shall have the power, but shall not be obligated,

to purchase and maintain insurance;

               (1)  To indemnify the  Partnership  for any  obligation  which it incurs as a result of the indemnification of Partner  Representatives,

          the Third Party,  and officers  under the  provisions  of this Section

          3.7;

               (2)  To indemnify such Partner Representatives,  Third Party, and officers  in  instances  in  which  they  may  be  indemnified  by the

          Partnership under the provisions of this Section 3.7; and

               (3)  To indemnify such Partner Representatives,  Third Party, and officers in instances in which they may not  otherwise be  indemnified by the Partnership under the provisions of this Section 3.7.

4.   TRANSFER OF PARTNERSHIP INTERESTS.

     4.1  PROHIBITED TRANSFERS. Without the advance written consent of the other

Partner, which consent will not be unreasonably withheld,  neither Partner shall sell,  assign,  pledge,  encumber,  dispose of or otherwise  transfer any of its right, title or interest in or to its Partnership Interest, in whole or in part.

Further, without the advance written consent of the other Partner, which consent shall not be unreasonably withheld, control of the Partners or Affiliates of the

Partners shall not be transferred to any other person, corporation, partnership,

trust or other  entity.  No such consent  shall be deemed to have been  withheld unreasonably  if the proposed  transferee  (or those  controlling  such proposed transferee)  does  not  have  experience  in and a good  reputation  within  the publishing  industry.  Notwithstanding the foregoing,  each party shall have the right  to a veto  of a  single  proposed  transfer  in  its  sole  and  absolute discretion.  One and only one proposed  transfer may be vetoed by each  Partner;

once the veto has been exercised, it shall not be exercised again. However, once a proposed transfer has been vetoed,  the transferee and its Affiliates shall be deemed vetoed for all time and all purposes,  unless the objecting  party waives its veto in writing. The Record shall not be entitled to veto a proposed transfer if the transferee is William D. Singleton, a member of the Scudder

Family,  Media  Central,  Inc.,  or  MediaNews  Holdings,  Inc. YNI shall not be entitled to veto a proposed  transfer if the transferee is Philip F. Buckner and his family, Gerald G. Gose and his family or David H. Martens and his family. No attempted  transfer of any  Partnership  interest or control of the  Partners or

Affiliates of the Partners in violation of any provision of this Agreement shall be effective to pass any right, title or interest therein,  but shall instead be null, void, and of no effect.

     4.2  CONDITIONS TO TRANSFER.  Any transfer made under Section 4.1 hereof is subject to satisfaction of the following conditions:

          (a)  The transferee  shall be admitted as a Partner of the Partnership and this Agreement shall be amended accordingly;

          (b)  The  transferee  shall in writing assume and agree to perform all of its duties and obligations as a Partner under this Agreement; and

          (c)  The  transferor  shall fully  indemnify on an after tax basis the other Partner against any adverse tax consequences to the other Partner that may result from any  termination of the  Partnership  for tax purposes on account of such transfer.

5.   DISSOLUTION AND TERMINATION OF THE PARTNERSHIP.

     5.1  TERM.  Unless  renewed as provided in this  Section 5.1 or  terminated pursuant to Section 5.2 hereof,  this Agreement and the JOA shall continue for a term ending at the close of business on the last day of the one  hundredth  full fiscal year  following  the Effective  Date,  whereupon  this  Agreement and the

Partnership   Agreement  shall  expire  and  terminate.   This  Agreement  shall

automatically  renew for succeeding  renewal periods of twenty-five  years each,

unless either of the Partners  notifies the other at least five years before the end of the then current renewal period, of the election of the party giving the notice to terminate this Agreement. If such notice is given, this Agreement shall  terminate at the end of the initial  period or the then  current  renewal period  during which the notice is given.

     5.2  TERMINATION OF THIS AGREEMENT; DISSOLUTION OF THE PARTNERSHIP.

          (a)  After the Effective  Date, this Agreement shall terminate only as provided in this Section 5.2.

          (b)  No Partner shall cause the Partnership to be dissolved  except as provided herein.  After the Effective Date, the Partnership shall continue until dissolved  as herein  provided.  The  Partnership  shall be  dissolved  upon the occurrence of any of the following:

               (1)  Expiration  of the term of this  Agreement  as set  forth in

          Sections 1.4 and 5.1 hereof;

               (2)  Upon the bankruptcy of either Partner.  For purposes hereof,

          "bankruptcy" means, with respect to any Partner, (i) the assignment by such Partner for the benefit of creditors or the  admission in writing of its  inability to pay its debts when due; or (ii) the  commencement by  such  Partner  with  respect  to  itself  or  its  assets  of  any liquidation,  dissolution, bankruptcy,  reorganization,  insolvency or other proceeding for the relief of financially  distressed debtors; or

          (iii) the appointment for such Partner,  or a substantial part of such

          Partner's  assets,  of a receiver,  liquidator,  custodian or trustee,

          and,  if  any  of  the  events   referred  to  in  this  clause  occur

          involuntarily,  the  failure  of the same to be  dismissed,  stayed or discharged  within  ninety  days;  or (iv) the  entry of an order  for relief  against such Partner under Title 11 of the United States Code,

          or any other  similar  law  enacted by the United  States  Congress to regulate bankruptcies; or (v) the commencement against such Partner of any liquidation, dissolution, bankruptcy, reorganization, insolvency or other proceeding for the relief of financially distressed debtors if such  proceeding  remains  undismissed for a period of ninety days;

               (3)  At the written  election  of a Partner if the other  Partner willfully or  persistently  commits one or more  material  breaches of this Agreement or the JOA, or otherwise so conducts  itself in matters relating  to  the  Partnership  business  that  it is  not  reasonably practicable  to carry on the  business of the  Partnership;  PROVIDED,

          HOWEVER,  that such election may be made only if the electing  Partner has given  written  notice to the other Partner and its parent of such breaches  or  conduct  and  such  breaches  or  conduct  have not been substantially  cured  within  ninety  days after such  notice has been given.

               (4)  If the Partnership  experiences a Net Loss, as determined in accordance with generally accepted accounting principles  consistently applied  (except as otherwise  agreed by the  Partners)  for any three consecutive  fiscal years or if either Partner does not, in respect of any three  consecutive  fiscal years,  receive under Section 4.1(c) of the JOA aggregate monies  sufficient to cover its aggregate  Editorial

          Expenses  (as  defined in the JOA) for such three  years,  then at any time within six months following the end of any such three consecutive fiscal years,  such Partner may give the other Partner  written notice of its  intention to terminate  this  Agreement  and  thereafter  this

          Agreement  shall  terminate  six  months  after the  delivery  of such notice, or earlier if mutually agreed by the Partners.

          (c)  No termination of the JOA or dissolution of the Partnership shall be construed  to release any Partner  from  liability at law or in equity to the other Partner or the Partnership  arising out of any breach of the terms of this

Agreement or the JOA.

          (d)  As soon as practicable after the termination of this Agreement by lapse of time or  otherwise,  the  Partnership  shall  liquidate  as provided in

Section 5.3 hereof.

     5.3  TERMINATION  AT END OF  TERM.  If  both  this  Agreement  and  the JOA terminate by lapse of time or otherwise:

          (a)  The Partners will meet with each other and use their best efforts to  develop a just and  equitable  plan for  discontinuing  and  dissolving  the

Partnership  and  distributing  its assets in kind between the  Partners  (after payment of all  indebtedness and liabilities of the Partnership and all costs of dissolution  and  liquidation),  in  accordance  with their  respective  capital accounts  in the  Agency,  so as to  enable  the  Partners  to  resume  separate

publication  of  THE  YORK  DAILY   RECORD/YORK   SUNDAY  RECORD  and  THE  YORK

DISPATCH/YORK   SUNDAY  NEWS,   respectively,   as  independent   businesses  (a

"Distribution  Plan"). If the Partners agree on a Distribution  Plan, the assets of the  Partnership  shall be  distributed in accordance  with the  Distribution

Plan, all Licenses shall automatically expire and terminate, and the Partnership shall thereupon be dissolved.  Except as provided in the  Distribution  Plan and upon  effective  distribution  of assets by the  Partnership  pursuant  thereto,

neither  Partner shall have any separate  right,  title or interest in or to any asset of the Partnership.

          (b)  If the Partners are unable to agree upon a Distribution  Plan the business  affairs and assets of the Partnership  shall be liquidated as promptly as possible and receivables collected, all in an orderly and businesslike manner so as not to involve undue sacrifice, and the assets of the Partnership shall be converted into cash. The proceeds shall be applied and distributed in the following order:

               (1)  To the payment  and  discharge  of all of the  Partnership's debts and  liabilities  (other than those to the Partners),  including the establishment of any necessary reserves;

               (2)  To the payment of any debts and liabilities to Partners; and

               (3)  To the Partners in accordance  with their Capital  Accounts.

6.   MISCELLANEOUS.

     6.1  NOTICES.  Each notice or other  communication  given  pursuant to this

Agreement shall be given as provided in Section 9.1 of the JOA.

     6.2  NON-ASSIGNABILITY.  Agreement shall be binding upon and shall inure to the benefit of each of the parties hereto and their permitted  assigns,  but any attempt  by any party to assign  any of its  rights  or to  delegate  any of its duties hereunder shall be subject to Section 4.1 hereof.

     6.3  ENTIRE UNDERSTANDING. This Agreement (including the Schedules attached hereto)  embodies the entire  understanding  and agreement of the parties on the subject matter herein  contained and  supercedes  any and all prior  agreements,

arrangements and understandings relative to the subject matter hereof.

     6.4  HEADINGS. Titles, captions or headings contained in this Agreement are inserted only as a matter of convenience and for reference and in no way define,

limit,  extend or  describe  the scope of this  Agreement  or the  intent of any provision hereof.

     6.5  GOVERNING  LAW.  This  Agreement  shall be  construed  and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania.

     6.6  MODIFICATION.  This Agreement shall be amended only by an agreement in writing  and  signed by the  party  against  which  enforcement  of any  waiver,

modification or discharge is sought.

     6.7  SEVERABILITY.  Each  provision of this  Agreement  shall be considered severable  from  the  rest  and  if  any  provision  of  this  Agreement  or its application to an person or entity,  or  circumstance  shall be held invalid and contrary to any  existing  or future law or  unenforceable  to any  extent,  the remainder of this Agreement and the  application  of any other  provision to any person,  entity or  circumstance  shall  not be  affected  thereby  and shall be interpreted and enforced to the greatest  extent  permitted by law so as to give effect to the original intent of the parties hereto.

     6.8  SPECIFIC  PERFORMANCE.  In addition to any other remedies the Partners may have,  each Partner  shall have the right to enforce the  provisions of this

Agreement  through  injunctive  relief or by a decree  or  decrees  of  specific performance.

     6.9  NO THIRD-PARTY BENEFICIARIES.  Nothing in the Agreement,  expressed or implied, shall give to anyone other than the parties hereto and their respective permitted  successors and assigns any benefit,  or any legal or equitable right,

remedy or claim, under or in respect of this Agreement.

     6.10 NO  WAIVER.  No delay on the part of any  Partner  in  exercising  any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any Partner of any right, power or privilege hereunder preclude  any other or further  exercise  thereof or the  exercise  of any other right,  power  or  privilege  hereunder.

     6.11 VARIATION OF PRONOUNS.  All pronouns and all variations  thereof shall be deemed to refer to the masculine,  feminine or neuter, singular or plural, as the identity or identities of the antecedent person or persons may require.

     6.12 SURVIVAL.  This  Agreement  shall  survive  the  consummation  of  the transactions contemplated hereby.

     6.13 PRIORITY  OF  INTERPRETATION.  If  any  provision  of  this  Agreement conflicts with any provision in the JOA, the provision in the JOA shall control.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed as of the date first above written.


                                             RECORD:

                                             YORK DAILY RECORD, INC.


                                             By: /S/ DAVID B. MARTENS
                                                -------------------------

                                                 Name: David B. Martens

                                                 Title: President


                                             YNI:

                                             YORK NEWSPAPERS, INC.


                                             By: /S/ T. J. JACKSON
                                                -------------------------

                                                 Name: T. J. Jackson

                                                 Title: Exec V.P.